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     As filed with the Securities and Exchange Commission on April 15, 1999



                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 April 14, 1999
                                 --------------


                           FIRST CHARTER CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                      0-15829                    56-1355866
---------------                   ------------             -------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

           22 Union Street, North, Concord, North Carolina 28026-0228
       ----------------------------------------------------------------
       (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5            OTHER EVENTS.

         On April 14, 1999, First Charter Corporation (the "Registrant") announced financial results for the three month period ended March 31, 1999. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


Exhibit No.     Description
-----------     -----------

       99.1 News release disseminated on April 14, 1999 by First Charter Corporation




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST CHARTER CORPORATION


                                      By:  /s/ Lawrence M. Kimbrough
                                           -------------------------------------

                                           Lawrence M. Kimbrough

                                           President and Chief Executive Officer

Dated:  April 15, 1999



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                                 EXHIBIT INDEX


Exhibit No.    Description                                       Sequential Page
-----------    -----------                                            No.
                                                                 ---------------

99.1 News Release disseminated on April 14, 1999 by First Charter Corporation.